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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 18, 2002


                             AIRSPAN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State or other jurisdiction of incorporation)


             000-31031                                 75-2743995
     (Commission file number)             (I.R.S. Employer Identification No.)


       777 Yamato Road, Suite 105, Boca Raton,           Florida 33431
       (Address of principal executive offices)           (Zip code)

                                 (561) 893-8670
              (Registrant's telephone number, including area code)


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Item 5:   Other Events.

          See the attached press release of Registrant, dated December 18, 2002, which is incorporated herein by reference.


Item 7.   Exhibits

            99.1    Press Release dated December 18, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2002

                                        AIRSPAN NETWORKS, INC


                                        By: /s/ Peter Aronstam
                                            ------------------------
                                        Peter Aronstam
                                        Senior Vice President and
                                        Chief Financial Officer

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                                INDEX TO EXHIBITS

99.1     Press Release dated December 18, 2002